Finance Expense (Income), Net (Details) - Schedule of Finance expenses - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Finance expenses
Fees and interest expense	$ 79	$ 56	$ 81
Loss from exchange rate differences, net	133	5	100
Finance expenses, total	$ 212	$ 61	$ 181